CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in Post-Effective Amendment No. 3 to the Registration Statement on Form SB-2 of Auxilio, Inc. (SEC Registration No. 333-135640) of our report dated March 30, 2007, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in the Prospectus.

                                                                                            /s/
                                                                                            _________________________
                                                                                            HASKELL & WHITE LLP

Irvine, California
April 10, 2007